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                                  EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference of our report dated July 19, 2001 on the consolidated financial statements of Peoples Savings Bank of Troy, as of June 30, 2001 and for the year then ended which report and financial statements are contained in the Annual Report on Form 10K for the fiscal year ended June 30, 2001.




                                               /s/ BKD, LLP
                                               ---------------------------------
                                                    BKD, LLP



Cincinnati, Ohio
September 21, 2001